UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 30, 2011

SUNSHINE FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	000-54280	36-4678532
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1400 East Park Avenue, Tallahassee, Florida	32301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (850) 219-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

         Sunshine Financial, Inc., the proposed holding company for Sunshine Savings Bank, today announced that it has completed its subscription and community offering.  A total of 1,234,454 shares of common stock will be sold in the subscription and community offerings at a price of $10.00 per share.  All persons who subscribed will receive their full order.

The forgoing description is qualified in its entirety by reference to the press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (d)   Exhibits

99.1     Press Release dated March 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNSHINE FINANCIAL, INC., a Maryland corporation

Date: March 31, 2011	By:	/s/ Louis O. Davis
Louis O. Davis, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 30, 2011